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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 7, 2018
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RealNetworks, Inc.
(Exact name of registrant as specified in its charter)
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WASHINGTON	0-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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 Item 2.02.     Results of Operations and Financial Condition.
On February 7, 2018, RealNetworks, Inc. announced its financial results for the fourth quarter ended December 31, 2017. The full text of the press release is furnished as Exhibit 99.1 hereto.
Furnished as Exhibit 99.2 hereto is additional information regarding non-GAAP financial measures included in certain public disclosures of RealNetworks, including its fourth quarter 2017 financial results press release.
Furnished as Exhibit 99.3 hereto is additional information regarding the presentation of discontinued operations in the fourth quarter of 2017. As a result, we have recast all our financial statements for fiscal years 2017 and 2016, including our supplementary financial information, to reflect the discontinued operations.
The information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 7, 2018, RealNetworks, Inc. announced that William J. Patrizio, currently President of Consumer Media at RealNetworks, had been named President and Chief Executive Officer of Rhapsody International, Inc., d/b/a Napster, a position that he has held in an interim capacity since May 2017. In conjunction with his assumption of this role at Napster, Mr. Patrizio will relinquish his role at RealNetworks, with such transition to be effective March 1, 2018.
In connection with the departure of Mr. Patrizio, along with the growth strategy announced by RealNetworks today, Max Pellegrini has been named President of RealNetworks, effective March 1, 2018. Mr. Pellegrini currently serves as President of Mobile Services, and has served RealNetworks in various executive capacities since joining the company in February 2013.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Pursuant to the rules and regulations of the SEC, the attached exhibits are deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description

99.1	Earnings Release of RealNetworks, Inc. dated February 7, 2018

99.2	Information Regarding Non-GAAP Financial Measures

99.3	Supplementary Financial Information of RealNetworks, Inc., for the four quarters and years ended December 31, 2017 and December 31, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/ S / Cary Baker
Cary Baker
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: February 7, 2018

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